UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760-3791
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

N/A

(Former name or former address, if changed since last report)

Item 5.                         Other Events.

On May 11, 2004, Technology Research Corporation (the “Company”) announced its CEO Succession Plan in a press release that is attached hereto as Exhibit 99.1.

2

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this Report:

No.	Exhibit
99.1	Press Release dated May 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date:	May 13, 2004

/s/ Scott J. Loucks
Scott J. Loucks Vice President of Finance; Chief Financial Officer